EXHIBIT 99.2

Know Labs Presents at Third Annual Bernstein CGM Disruptors Conference,

Details Significant Progress During the Past Year

SEATTLE – October 31, 2023 – Know Labs, Inc. (NYSE American: KNW), an emerging developer of non-invasive medical diagnostic technology, will present at the third annual Bernstein CGM Disruptors Conference on Thursday, November 2, 2023. Presenters and institutional investors from across the globe will gather virtually to discuss the latest developments in continuous glucose monitoring (CGM) technology.

Pete Conley, Chief Financial Officer, and Senior Vice President of Intellectual Property (IP) at Know Labs, will provide an update on the company’s progress over the past year. Highlights include a significant expansion of the company’s IP leadership in the non-invasive blood glucose monitoring category, with 246 patents issued, pending, and in process (a 176 percent increase year-over-year); the publication of several peer-reviewed reports on its clinical results; and the completed production of its Generation 1 working prototype.

Mr. Conley will also provide development updates for the company’s diagnostic technology platform and the path to bringing the first FDA-cleared non-invasive blood glucose monitor to the marketplace.

Throughout the year, Know Labs has remained focused on refinement of their prototype device and its algorithms, as well as external validation of the technology with its growing body of peer-reviewed evidence, which can be found at www.knowlabs.co/research-and-validation.

Interested parties can view Know Labs’ Bernstein CGM Disruptors Conference presentation on the company website. Investor information can also be found at www.knowlabs.co/investors. For more information on Know Labs, visit www.knowlabs.co.

About Know Labs, Inc.

Know Labs, Inc. is a public company whose shares trade on the NYSE American Exchange under the stock symbol “KNW.” The Company’s platform technology uses spectroscopy to direct electromagnetic energy through a substance or material to capture a unique molecular signature. The technology can be integrated into a variety of wearable, mobile or bench-top form factors. This patented and patent-pending technology makes it possible to effectively identify and monitor analytes that could only previously be performed by invasive and/or expensive and time-consuming lab-based tests. The first application of the technology will be in a product marketed as a non-invasive glucose monitor. The device will provide the user with accessible and affordable real-time information on blood glucose levels. This product will require U.S. Food and Drug Administration clearance prior to its introduction to the market.

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Safe Harbor Statement

This release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Know Labs, Inc., its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy; and (iv) performance of products. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Know Labs, Inc.’s ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2022, Forms 10-Q and 8-K, and in other filings we make with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Relations section of our website at www.knowlabs.co. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

For Know Labs Media Inquiries Contact:

Matter Health

Abby Mayo

Knowlabs@matternow.com

Ph. (617) 272-0592

Know Labs, Inc. Contact:

Jordyn Hujar

jordyn@knowlabs.co

Ph. (206) 629-6414

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